                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 1, 1999
                                                     ------------

                             SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)

       0-23049                                          84-1131608
------------------------                      --------------------------------
(Commission File Number)                     IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 1, 1999, SVI Holdings, Inc. ("SVI") completed the sale of all of its capital stock in IBIS Systems Pty. Ltd. ("IBIS"), previously a wholly-owned subsidiary of SVI. IBIS supplied and provided customer service for accounting and business software applications primarily to United Kingdom customers in the construction and plant hire industries. SVI acquired IBIS effective October 1, 1997 from Softline Limited, in a multi-component transaction which resulted in Softline Limited becoming the majority shareholder of SVI. The sale of IBIS has an effective date of January 1, 1999.

The purchaser of IBIS was Kielduff Investments Limited, an Ireland corporation ("Kielduff") which is owned and controlled by Peter Nagle and other former management of SVI's IBIS subsidiary. The purchase price for all of the stock of IBIS was as follows:

-        $2,250,000 cash.

-        141,000 shares of SVI common stock.

- The surrender by Mr. Nagle of an option to purchase 50,000 shares of SVI common stock at an exercise price of $3.00 per share.

- A promissory note (the "Note") in the amount of $18,108,000, payable in full on October 1, 1999, bearing interest from May 1, 1999 at 2% over the base prime rate for U.S. dollar deposits quoted by HSBC Plc. The
         Note is secured by a pledge in favor of SVI of all of the common stock of IBIS.

As part of the transaction, SVI agreed to pay to Systems for Business Incorporated, a British Virgin Islands corporation, the sum of $4.5 million which is last payable under the Note, in settlement of certain claims including obligations assumed by SVI from Softline Limited in connection with its acquisition of IBIS. Mr. Nagle is an affiliate of Systems for Business Incorporated.

SVI also agreed with Kielduff that for a period of two years following the sale, SVI will not (a) solicit the customers of IBIS or (b) compete with the existing business of IBIS in the United Kingdom.

The consideration for the sale was negotiated at arms' length. Although SVI has deemed Mr. Nagle to be an executive officer of SVI as a result of his previous position at IBIS, Mr. Nagle was not a director and he did not participate in the Board's decision to sell IBIS. SVI decided to sell IBIS because SVI has focused its strategic emphasis to enterprise software solutions for the retail industry. IBIS' software applications are primarily non-retail and utilized for the building, leasing and general financial industries. The Board of Directors determined that the consideration to be received from the sale of IBIS should be directed to further acquisitions within the retail enterprise marketplace. In determining the financial terms for the sale, SVI considered, among other factors: (a) the earnings of IBIS during the period of SVI's ownership; (b) the assets and liabilities of IBIS; (c)the technology of IBIS; (d) growth potential in IBIS's core business; (e) IBIS's client base; and (f) the terms of the settlement with Systems for Business Incorporated.

The transaction is further described in the press release attached an Exhibit to this filing.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (b)   Pro forma financial information

                F-1        Introductory Notes
                F-2        Pro Forma Consolidated Balance Sheet as of December
                           31, 1998
                F-4        Pro Forma Consolidated Statement of Operations for
                           the nine months ended December 31, 1998
                F-6        Pro Forma Consolidated Statement of Operations for
                           the fiscal year (six months) ended March 31, 1998

        (c)    Exhibits

               10.1    Press release dated May 14, 1999
               10.2    Share Sale Agreement
               10.3    Promissory Note
               10.4    Pledge Agreement
               10.5    Settlement and Release Agreement

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    May 14, 1999

         SVI Holdings, Inc.
           (Registrant)

         By:  /s/ David L. Reese
              ------------------
                  David L. Reese
                  Chief Financial Officer

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                       SVI Holdings, Inc. and Subsidiaries

                               Introductory Notes


         The accompanying unaudited pro forma consolidated balance sheet includes the balance sheet of SVI Holdings, Inc. and its subsidiaries (collectively, the "Company") as of December 31, 1998, reflecting the disposition of IBIS Systems Pty. Ltd. ("IBIS"), which was consummated as of January 1, 1999, as if such disposition had occurred on December 31, 1998.

         The accompanying unaudited pro forma consolidated statement of operations for the nine months ended December 31, 1998 shows the consolidated operations of the Company (i) combined with the operations of Applied Retail Solutions ("ARS"), which was acquired by the Company as of July 1, 1998, and
(ii) deleting the operations of IBIS, as if the respective transactions were each completed as of the beginning of the nine month period presented, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

         The accompanying unaudited pro forma consolidated statement of operations for the six months ended March 31, 1998 shows the consolidated operations of the Company (i) combined with the operations represented by certain assets of Multisoft Financial Systems Limited acquired by IBIS on March 9, 1998, (ii) combined with the operations of ARS, and (iii) deleting the operations of IBIS, as if the respective transactions were each completed as of the beginning of the six month period presented, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

         These statements are not necessarily indicative of future operations or the actual results which would have occurred had the various acquisitions been consummated at the beginning of the periods indicated.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company and the notes to such statements included in the Company's Form 10-KSB for the transitional fiscal year ended March 31, 1998 and Form 10-QSB for the nine months ended December 31, 1998, as well as the historical financial statements of ARS included in the Form 8-K/A filed on October 15, 1998.


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
As of December 31, 1998
(Unaudited)


                                                       SVI Holdings       IBIS         Pro forma          Pro forma
                                                     and Subsidiaries  Disposition    Adjustments       Consolidated
                                                     ---------------------------------------------     --------------
ASSETS
Current assets
      Cash                                           $     5,155,735  $     (32,400) $  2,250,000  (A) $   7,373,335
      Accounts receivable, net                             7,689,634     (4,538,289)                       3,151,345
      Inventories                                            210,630        (88,463)                         122,167
      Prepaid expenses and other current assets              907,668       (729,412)                         178,256
                                                     ---------------------------------------------     --------------

      Total current assets                                13,963,667     (5,388,564)                      10,825,103

Furniture and equipment, net                               1,440,900       (747,686)                         693,214
Capitalized software, net                                 14,097,044       (972,344)   (2,044,844) (B)    11,079,856
Goodwill on acquisition of subsidiaries, net              14,863,835     (6,906,157)   (4,832,082) (C)     3,125,596
Not-to-compete agreements, net                             1,765,471                            -          1,765,471
Note receivable from affiliate                             5,301,201                   15,750,000  (A)    21,051,201
Deferred tax asset                                           451,930                                         451,930

                                                     ---------------------------------------------     --------------

      Total assets                                   $    51,884,048  $ (14,014,751) $ 11,123,074      $  48,992,371
                                                     =============================================     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
      Accounts payable                                     1,551,562       (799,692)                         751,870
      Accrued expenses                                     3,108,846     (1,731,328)      402,188  (D)     1,779,706
      Intercompany loans                                                 (5,528,633)    5,528,633  (E)             -
      Income taxes payable                                 2,957,120     (1,301,471)    1,736,526  (F)     3,392,175
                                                     ---------------------------------------------     --------------

      Total current liabilities                            7,617,528     (9,361,124)    7,667,347          5,923,751

Deferred Tax Liability                                       503,357                                         503,357

                                                     ---------------------------------------------     --------------

      Total liabilities                                    8,120,885     (9,361,124)    7,667,347          6,427,108
                                                     ---------------------------------------------     --------------


Stockholders' equity
      Preferred stock                                              -
      Common stock                                             2,879             (3)            -              2,876
      Additional paid in capital                          35,044,001                            -         35,044,001
      Treasury Stock                                        (666,904)                                       (666,904)
      Retained earnings                                   10,026,323     (4,500,668)    3,455,727          8,981,382
      Cumulative translation adjustment                     (643,136)      (152,956)            -           (796,092)
                                                     ---------------------------------------------     --------------
                                                          43,763,163     (4,653,627)    3,455,727         42,565,263
                                                     ---------------------------------------------     --------------

      Total liabilities and stockholders' equity     $    51,884,048  $ (14,014,751) $ 11,123,074      $  48,992,371
                                                     =============================================     ==============

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
As of December 31, 1998
(Unaudited)



PRO FORMA ADJUSTMENTS:

 (A)  Sale of IBIS:
           Cash received                                   2,250,000
           Note receivable                                15,750,000
                                                     ----------------
                 Total sale price                         18,000,000
                                                     ================

 (B) Unamortized IBIS software on Sabica books
           as of 12/31/98                                  2,044,844
                                                     ================

 (C) Unamortized IBIS goodwill on Sabica books
          as of 12/31/98                                   4,832,082
                                                     ================

 (D) Accrued expenses:
           Purchase consideration for Todd's                 402,188
                                                                   -
                                                     ----------------
                                                             402,188
                                                     ================

 (E) Write off intercompany receivable from
          IBIS on Sabica's books                           5,528,633
                                                     ================

 (F) Income tax provision on proforma
          adjustments                                      1,736,526
                                                     ================


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended December 31, 1998
(Unaudited)



                                       SVI Holdings       IBIS        Pro Forma         Pro Forma
                                     and Subsidiaries  Disposition    Adjustments      Consolidated
                                     ---------------------------------------------    --------------

Net sales                            $    25,489,585  $ (12,402,521)                  $  13,087,064

Cost of goods sold                         5,444,798     (2,884,204)                      2,560,594
                                     ---------------------------------------------    --------------

Gross profit                              20,044,787     (9,518,317)            -        10,526,470

Selling, general and admin. expenses      13,222,033     (5,513,250)      300,203 (B)     8,008,986
                                     ---------------------------------------------    --------------

Profit / (loss) from operations            6,822,754     (4,005,067)     (300,203)        2,517,484

Interest income                              496,418        (13,482)                        482,936
Interest expense                             (66,556)                                       (66,556)
Other income                                 719,856       (166,380)                        553,476
Loss on disposal of IBIS Systems                   -     (1,305,580)    5,646,894 (A)     4,341,314
Foreign exchange gain (loss)                 (62,547)       152,959      (154,438)          (64,026)
                                     ---------------------------------------------    --------------

Income before income tax                   7,909,925     (5,337,550)    5,192,253         7,764,628

Income taxes                               2,183,596       (836,882)    1,736,526 (C)     3,083,240
                                     ---------------------------------------------    --------------

Net income                           $     5,726,329  $  (4,500,668)  $ 3,455,727     $   4,681,388
                                     =============================================    ==============

Earnings per share:
     Basic                           $          0.20                                  $        0.16
                                     ================                                 ==============

     Diluted                         $          0.18                                  $        0.15
                                     ================                                 ==============

Shares outstanding:
     Basic                                28,387,094                                     28,387,094

     Diluted                              32,284,928                                     32,284,928


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended December 31, 1998
(Unaudited)


     PRO FORMA ADJUSTMENTS

(A) Record Gain / (Loss) on sale of IBIS effective 4/1/98:

     Cash Consideration                                 18,000,000
                                                    ---------------

     Inter-Co Loan to IBIS from Sabica                   4,699,196
     Overhead Recovery due Sabica                                -
     Goodwill - Sabica                                   5,031,605
     Software - Sabica                                   2,220,117
     Consideration - Todd's of Lincoln                     402,188
                                                    ---------------
          Basis of IBIS on Sabica's books               12,353,106
                                                    ---------------

         Gain on Sale of IBIS Systems on
           Sabica's books                                5,646,894
                                                    ---------------

     Net book value of IBIS                              4,653,627
     Less:  Net earnings for 9 months ended 12/31/98    (3,348,047)
                                                    ---------------
          Writeoff net book value of IBIS as of
            4/1/98                                       1,305,580
                                                    ---------------

          Net gain on sale of IBIS                       4,341,314
                                                    ===============

(B) Reverse transactions related to IBIS on the books of Sabica Ventures
    (Parent):

     Overhead recoveries from IBIS                         669,000
     Amortization of IBIS software                        (175,273)
     Amortization of goodwill - IBIS                      (193,524)
                                                    ---------------
                                                           300,203
                                                    ===============

(C) Accrue income tax liability on gain on sale of IBIS
     Gain on sale of IBIS                                4,341,314
     Estimated tax rate                                        40%
                                                    ---------------
          Tax liability                                  1,736,526
                                                    ===============



SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Six Months Ended March 31, 1998
(Unaudited)


                                       SVI Holdings     Multisoft                     IBIS             Pro Forma        Pro Forma
                                     and Subsidiaries    Assets          ARS       Disposition        Adjustments      Consolidated
                                     -----------------------------------------------------------     --------------   --------------

Net sales                            $   16,354,383  $  1,697,640   $  986,410    $ (5,156,368) (A)  $  (1,697,640)   $  12,184,425

Cost of goods sold                        6,489,081       333,935       38,031      (2,620,398) (A)       (333,935)       3,906,714
                                     -----------------------------------------------------------     --------------   --------------

Gross profit                              9,865,302     1,363,705      948,379      (2,535,970)         (1,363,705)       8,277,711

Selling, general and admin. expenses      6,500,041       458,955    1,221,267        (949,735) (B)       (544,319)       6,686,209
                                     -----------------------------------------------------------     --------------   --------------

Profit / (loss) from operations           3,365,261       904,750     (272,888)     (1,586,235)           (819,386)       1,591,502

Interest income                             351,309                      2,569                                              353,878
Interest expense                            (16,635)                    (2,110)          2,769                              (15,976)
Other income                                 56,427                        289         (21,646)                              35,070
Gain on disposal of IBIS Systems                                                      (131,775) (D)      5,803,218        5,671,443
Gain on disposal of Softline shares       4,388,389                                                              -        4,388,389
Foreign exchange gain (loss)                (14,041)                                                                        (14,041)
                                     -----------------------------------------------------------     --------------   --------------

Income before income tax                  8,130,710       904,750     (272,140)     (1,736,887)          4,983,832       12,010,265

Income taxes                              2,311,743       299,390     (104,200)       (463,160) (D)      1,969,187        4,012,960
                                     -----------------------------------------------------------     --------------   --------------

Net income                           $    5,818,967  $    605,360   $ (167,940)   $ (1,273,727)      $   3,014,645    $   7,997,305
                                     ===========================================================     ==============   ==============

Earnings per share:
     Basic                           $         0.21                                                                   $        0.29
                                     ===============                                                                  ==============

     Diluted                         $         0.19                                                                   $        0.26
                                     ===============                                                                  ==============

Shares outstanding:
     Basic                               27,768,239                                              (C)       250,000       28,018,239

     Diluted                             31,045,886                                              (C)       250,000       31,295,886


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Six Months Ended March 31, 1998
(Unaudited)


PRO FORMA ADJUSTMENTS:

(A) IBIS Systems acquired the assets of Multisoft on March 9, 1998. This proforma presents the period ended as if IBIS were not present. This requires that the differential period presented for the asset of Multisoft be eliminated.


(B)  Amortization of Agreement not-to-compete - ARS        160,500
     Eliminate Multisoft Assets S G&A                     (458,955)
     Reverse amortization of IBIS goodwill on Sabica      (129,016)
     Reverse amortization of IBIS software on Sabica      (116,848)
                                                    ---------------
                                                          (544,319)
                                                    ===============

(C)  Shares issued for acquisition of ARS                  250,000
                                                    ---------------
                                                           250,000
                                                    ===============

     Excludes 750,000 shares held in escrow pending determination of whether earn-out provisions of the ARS acquisition agreement will be achieved.

(D) Record Gain / (Loss) on sale of IBIS

     Cash Consideration                                 18,000,000
                                                    ---------------

     Inter-Co Loan to IBIS from Sabica                   4,699,196
     Goodwill - Sabica as of 4/1/98                      5,160,621
     Software - Sabica as of 4/1/98                      2,336,965
                                                    ---------------
          Basis of IBIS on Sabica's books               12,196,782
                                                    ---------------

         Gain on Sale of IBIS on Sabica's books          5,803,218
                                                    ---------------

     Net Assets - IBIS as of 4/1/98                      1,273,727
     IBIS's net income for 6 months ended 3/31/98       (1,141,952)
                                                    ---------------
          Writeoff book value of IBIS as of 10/1/97        131,775
                                                    ---------------

          Net gain on sale of IBIS                       5,671,443

     Assumed effective tax rate                                40%
                                                    ---------------
           Tax provision on gain on sale of IBIS         2,268,577
           Less: Income tax provision for
                 Multisoft Assets                         (299,390)
                                                    ---------------
                                                         1,969,187
                                                    ===============

No assumptions are made herein regarding debt reduction or interest income / expense related to any pro forma increase / decrease in cash.